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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of Earliest Event Reported): September 7, 1999
                                                         -----------------

                                 MK GOLD COMPANY
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-23042                                        82-0487047
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(Commission File Number)                   (I.R.S. Employer Identification No.)

   60 EAST SOUTH TEMPLE, SUITE 2100,
        SALT LAKE CITY, UTAH                                    84111
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (801) 297-6900
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\863324\01
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Item 5.    Other Events.

         The information set forth in the press release issued on September 7, 1999 by MK Gold Company, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

                 (c)  Exhibits.

                 99.1 Press release of MK Gold Company dated September 7, 1999.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MK GOLD COMPANY

                                 By: /s/ G. Frank Joklik
                                    ------------------------
                                       G. Frank Joklik,
                                       Chairman of the Board



Date: December 28, 1999







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                                  EXHIBIT INDEX

Item No.
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99.1     Press release of MK Gold Company dated September 7, 1999.









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